Exhibit 99.1

AMERICAN FINANCE TRUST ANNOUNCES RELEASE DATE

FOR FOURTH QUARTER AND FULL YEAR 2021 RESULTS

NEW YORK – February 1, 2022 - American Finance Trust, Inc. (Nasdaq: AFIN) (“AFIN” or the “Company”) announced today it will release its financial results for the fourth quarter and year ended December 31, 2021 on Wednesday, February 23, 2022 after the close of trading on the Nasdaq.

The Company will host a conference call and audio webcast on Thursday, February 24, 2022, beginning at 11:00 a.m. ET, to discuss the fourth quarter and full year results and provide commentary on business performance. The call will be conducted by AFIN’s management team and a question and answer session with analysts and investors will follow the prepared remarks.

Dial-in instructions for the conference call and the replay are outlined below. This conference call will also be broadcast live over the Internet and can be accessed by all interested parties through the AFIN website, www.americanfinancetrust.com, in the “Investor Relations” section. To listen to the live call, please go to the “Investor Relations” section of the Company’s website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the AFIN website.

Conference Call Details

Live Call

Dial-In (Toll Free): 1-877-407-0792

International Dial-In: 1-201-689-8263

Conference Replay*

Domestic Dial-In (Toll Free): 1-844-512-2921

International Dial-In: 1-412-317-6671

Conference Number: 13726558

*Available from 2:00 p.m. ET on February 24, 2022 through May 24, 2022.

About American Finance Trust, Inc. soon to be rebranded The Necessity Retail REIT Where America Shops

American Finance Trust, Inc. (Nasdaq: AFIN) is a publicly traded real estate investment trust listed on Nasdaq focused on acquiring and managing a diversified portfolio of primarily service-oriented and traditional retail and distribution related commercial real estate properties in the U.S. Additional information about AFIN can be found on its website at www.americanfinancetrust.com.

Important Notice

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “seek,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, on the Company, the Company’s tenants, the assets under contract to be acquired including their respective tenants and the global economy and financial markets and that any potential future acquisition of property is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed on February 25, 2021 and all other filings with the SEC after that date as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports including in particular the Company’s Current Report on Form 8-K dated December 20, 2021 and describing additional facts and risk factors relating to the transaction entered into with certain subsidiaries of CIM Real Estate Finance Trust, Inc. (the “Transaction”) and referenced in this release. In particular, the Transaction is subject to closing conditions, including conditions that are outside of the Company’s control, and the Transaction described in this release may not be completed on the contemplated terms, or at all, or may be delayed. The Company may not be able to obtain financing to complete the Transaction on favorable terms or at all. Forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Contacts:

Investor Relations

investorrelations@americanfinancetrust.com

(866) 902-0063